Exhibit 10.29

NOVATION AGREEMENT

This Novation Agreement ("Agreement") is made as of January 1, 2026, by and among:

1. **OCTAGON ENERGY LTD.**, a company incorporated under the laws of British Columbia, Canada, with its office at 101-12391 Horseshoe Way, Richmond BC V7A 4X6 Canada ("Hosting Service Provider");
2. **XCENTZ LIMITED**, a company incorporated under the laws of Hong Kong, with its office at 44/F, Office Tower, Convention Plaza, 1 Harbour Road, Wanchai, Hong Kong ("Xcentz" or "Original Machine Provider"); and
3. **COOLPAD TECHNOLOGIES INC.**, a company incorporated under the laws of State of Delaware with its office at 530 Technology Drive, Suite 100, Irvine, CA 92618 ("Coolpad US", or "New Machine Provider").

Collectively referred to as the "Parties".

WHERAS:

A. The Hosting Service Provider and Xcentz entered into a Hosting Services Agreement dated November 3, 2023 (the "Original Agreement") pursuant to which Host agreed to provide up to 25 MW of electrical capacity for the hosting of cryptocurrency mining machines at its facility in South Dakota, USA.

B. Xcentz wishes to be released from its obligations and liabilities under the Original Agreement, and Hosting Service Provider is willing to grant such release provided that New Machine Provider assumes all such rights, obligations and liabilities.

C. The Hosting Service Provider agrees to the release of Xcentz and the acceptance of New Machine Provider as the successor "Machine Provider" under the Original Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties agree as follows:

1. **Novation**

   1.1. With effect from the date this Agreement is signed by all Parties (the "**Effective Date**"):(a) Xcentz is released from all its obligations and liabilities under the Original Agreement; and(b) Coolpad US assumes all obligations and liabilities and becomes entitled to all rights of Xcentz under the Original Agreement, as if Coolpad US had been the original "Machine Provider" party to the Original Agreement.

2. **Continuation of Original Agreement**

   Except as expressly modified by this Novation, all terms and conditions of the Original Agreement shall continue in full force and effect.

3. **Counterparts**

   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Novation Agreement as of the date first written above.

SIGNED for and on behalf of OCTAGON ENERGY LTD.

By: ______________________

Title: ______________________

Date: ______________________

SIGNED for and on behalf of XCENTZ LIMITED

For and on behalf of
Xcentz Limited

By: Mingyi XU

Authorized Signature(s)

Title: ______________________

Date: ______________________

SIGNED for and on behalf of COOLPAD TECHNOLOGIES INC.

By: Fei Ma

Title: Director

Date: January 01, 2026